                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2004
                                                          ----------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


Delaware                         333-112231                      13-3416059
--------------------------------------------------------------------------------
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


        250 Vesey Street
4 World Financial Center 28th Floor
       New York, New York                                          10080
--------------------------------------------------------------------------------
(Address of principal executive offices)                          Zip Code



           Registrant's telephone, including area code: (212) 449-0357

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events
         ------------

         Filing of Legality Opinion
         --------------------------

     Attached as Exhibit 99.28 is the opinion of Dechert LLP with respect to legality of the Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2004-FM1.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.28)                                     Legal Opinion

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                          By: /s/  Matthew Whalen
                                             ----------------------
                                          Name:   Matthew Whalen
                                          Title:  President

Date:  August 11, 2004

                                INDEX TO EXHIBITS


Exhibit No.                 Description                          Page
-----------                 -----------                          ----

(99.28)                     Legal Opinion                        5